UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10381

PIMCO New York Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: April 30

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Semiannual Report

October 31, 2015

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

Letter from the Chairman of the Board & President

Dear Shareholder,

The financial markets experienced periods of volatility during the reporting period. Investor sentiment was challenged at times given mixed economic data, uncertainties surrounding future global monetary policy and geopolitical issues.

For the six-month reporting period ended October 31, 2015

Economic growth in the U.S. was uneven during the reporting period. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 0.6% annual pace during the first quarter of 2015. However, economic activity then accelerated, as GDP grew at a 3.9% annual pace during the second quarter of 2015. Finally, the Commerce Department’s follow-up reading — released after the reporting period had ended — showed that third-quarter 2015 GDP grew at an annual pace of 2.1%.

Federal Reserve (“Fed”) monetary policy remained accommodative during the six months ended October 31, 2015. However, the Fed signaled that it was moving closer to raising interest rates for the first time since 2006. At its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. At its meeting in October, the Fed kept rates on hold between 0% and 0.25% and said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.” Finally, on December 16, 2015 — after the reporting period ended — the Fed raised rates to between 0.25% and 0.50%.

Despite periods of volatility, the municipal bond market generated a positive return during the six-month reporting period ended October 31, 2015. After declining in May and June 2015, the overall municipal market, as measured by the Barclays Municipal Bond Index, posted positive returns during the last four months of the reporting period. Supporting the municipal market were generally improving fundamentals, attractive valuations and falling longer-term interest rates. All told, the Barclays Municipal Bond Index gained 1.68% during the six months ended October 31, 2015. In comparison, the overall taxable fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, returned -0.10%.

Outlook

PIMCO’s baseline view sees U.S. economic growth in the range of 2.25% to 2.75% and CPI inflation of 1.75% to 2.25% over the next four quarters. This represents a modest pickup in growth and inflation relative to the pace recorded in the first half of 2015, and is slightly below the pace of GDP growth over the most recent four quarters. In PIMCO’s view, projected employment and labor income gains should

2	PIMCO CLOSED-END FUNDS

support consumption, while historically low mortgage rates and a pent-up demand for housing — driven by household formation and demography — should boost residential construction. In contrast to robust consumption and housing, PIMCO believes business investment confronts headwinds from low oil prices and cutbacks in drilling and exploration, while exports will be challenged by the delayed effects of a stronger U.S. dollar and slower growth in emerging economies. It is PIMCO’s view that the Fed is alert to the state of financial conditions and is inclined to go slowly with future rate increases.

PIMCO’s outlook for the municipal market remains positive due to improving credit fundamentals and favorable pre-tax equivalent valuations. That being said, PIMCO acknowledges the potential for interest rate volatility, additional supply pressures, or negative credit headlines.

In the following pages of this PIMCO Closed-End Funds Semiannual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the six months ended October 31, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

SEMIANNUAL REPORT	OCTOBER 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program, and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no

4	PIMCO CLOSED-END FUNDS

assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and may require that such programs be restructured. At this time, the full impact of these rules is not certain, however, in response to these rules, industry participants have begun to explore various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a Fund would structure and sponsor a tender option bond trust. As a result, a Fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

SEMIANNUAL REPORT	OCTOBER 31, 2015	5

Important Information About the Funds (Cont.)

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

6	PIMCO CLOSED-END FUNDS

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, tender option bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for a Fund’s shares, or changes in a Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Name of Fund	Commencement of Operations
PIMCO Municipal Income Fund	06/29/01
PIMCO California Municipal Income Fund	06/29/01
PIMCO New York Municipal Income Fund	06/29/01

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

SEMIANNUAL REPORT	OCTOBER 31, 2015	7

Important Information About the Funds (Cont.)

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800- SEC-0330.

8	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	OCTOBER 31, 2015	9

PIMCO Municipal Income Fund	Symbol on NYSE - PMF

Allocation Breakdown†

California	15.8%
New York	12.9%
Texas	9.8%
New Jersey	7.5%
Illinois	6.1%
Ohio	5.1%
Pennsylvania	5.0%
Short-Term Instruments	1.0%
Other	36.8%

†	% of Investments, at value as of 10/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of October 31, 2015)(1)

Market Price	$15.00
NAV	$13.12
Premium/(Discount) to NAV	14.33%
Market Price Distribution Yield (2)	6.50%
NAV Distribution Yield (2)	7.43%
Total Effective Leverage (3)	38%

Average Annual Total Return(1) for the period ended October 31, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	1.07%	14.28%	8.53%	7.33%	7.23%
NAV	3.62%	7.25%	9.70%	7.03%	7.16%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional, and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

10	PIMCO CLOSED-END FUNDS

Investment Objective and Strategy Overview

»	PIMCO Municipal Income Fund’s primary investment objective is to seek current income exempt from federal income tax.

Fund Insights

»	The Fund’s long duration exposure contributed to performance, as municipal yields declined in most maturities during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the education sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water & sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the special tax sector detracted from performace, as the sector outperformed the general municipal bond market during the reporting period.

SEMIANNUAL REPORT	OCTOBER 31, 2015	11

PIMCO California Municipal Income Fund	Symbol on NYSE - PCQ

Allocation Breakdown†

California	93.8%
Short-Term Instruments	4.2%
Illinois	1.5%
Alabama	0.5%

†	% of Investments, at value as of 10/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of October 31, 2015)(1)

Market Price	$15.94
NAV	$14.38
Premium/(Discount) to NAV	10.85%
Market Price Distribution Yield (2)	5.80%
NAV Distribution Yield (2)	6.43%
Total Effective Leverage (3)	40%

Average Annual Total Return(1) for the period ended October 31, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	5.11%	16.22%	9.89%	7.62%	7.31%
NAV	3.69%	6.98%	8.69%	7.17%	7.08%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional, and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

12	PIMCO CLOSED-END FUNDS

Investment Objective and Strategy Overview

»	PIMCO California Municipal Income Fund’s primary investment objective is to seek current income exempt from federal and California income tax.

Fund Insights

»	The Fund’s long duration exposure contributed to performance, as municipal yields declined in most maturities during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water & sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the resource recovery sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

SEMIANNUAL REPORT	OCTOBER 31, 2015	13

PIMCO New York Municipal Income Fund	Symbol on NYSE - PNF

Allocation Breakdown†

New York	93.4%
Short-Term Instruments	3.1%
Ohio	1.8%
Illinois	1.7%

†	% of Investments, at value as of 10/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of October 31, 2015)(1)

Market Price	$11.60
NAV	$12.01
Premium/(Discount) to NAV	-3.41%
Market Price Distribution Yield (2)	5.90%
NAV Distribution Yield (2)	5.70%
Total Effective Leverage (3)	38%

Average Annual Total Return(1) for the period ended October 31, 2015
	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	3.53%	4.08%	7.03%	3.94%	4.54%
NAV	3.71%	6.98%	8.07%	4.99%	5.16%

All Fund returns are net of fees and expenses.

*	Cumulative return
(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional, and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

14	PIMCO CLOSED-END FUNDS

Investment Objective and Strategy Overview

»	PIMCO New York Municipal Income Fund’s primary investment objective is to seek current income exempt from federal, New York State and New York City income tax.

Fund Insights

»	The Fund’s long duration exposure contributed to performance, as municipal yields declined in most maturities during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water & sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the special tax sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

SEMIANNUAL REPORT	OCTOBER 31, 2015	15

Financial Highlights

Selected Per Common Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Distributions on Preferred Shares from Net Investment Income	Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	Distributions to Common Shareholders from Net Investment Income	Total Distributions to Common Shareholders (b)
PIMCO Municipal Income Fund
05/01/2015 - 10/31/2015+	$13.15	$0.49	$(0.02)	$0.47	$(0.01)	$0.46	$(0.49)	$(0.49)
04/30/2015	12.57	0.93	0.64	1.57	(0.01)	1.56	(0.98)	(0.98)
04/30/2014	13.75	0.94	(1.13)	(0.19)	(0.01)	(0.20)	(0.98)	(0.98)
04/30/2013	12.93	0.95	0.87	1.82	(0.02)	1.80	(0.98)	(0.98)
04/30/2012	10.72	1.01	2.20	3.21	(0.02)	3.19	(0.98)	(0.98)
04/30/2011	11.76	1.07	(1.10)	(0.03)	(0.03)	(0.06)	(0.98)	(0.98)

PIMCO California Municipal Income Fund
05/01/2015 - 10/31/2015+	$14.33	$0.49	$0.03	$0.52	$(0.01)	$0.51	$(0.46)	$(0.46)
04/30/2015	13.77	0.95	0.54	1.49	(0.01)	1.48	(0.92)	(0.92)
04/30/2014	14.71	0.99	(1.00)	(0.01)	(0.01)	(0.02)	(0.92)	(0.92)
04/30/2013	13.75	1.02	0.88	1.90	(0.02)	1.88	(0.92)	(0.92)
04/30/2012	11.32	1.08	2.29	3.37	(0.02)	3.35	(0.92)	(0.92)
04/30/2011	12.84	1.12	(1.69)	(0.57)	(0.03)	(0.60)	(0.92)	(0.92)

PIMCO New York Municipal Income Fund
05/01/2015 - 10/31/2015+	$11.92	$0.35	$0.08	$0.43	$(0.00)^	$0.43	$(0.34)	$(0.34)
04/30/2015	11.20	0.68	0.73	1.41	(0.01)	1.40	(0.68)	(0.68)
04/30/2014	12.04	0.67	(0.82)	(0.15)	(0.01)	(0.16)	(0.68)	(0.68)
04/30/2013	11.38	0.70	0.66	1.36	(0.02)	1.34	(0.68)	(0.68)
04/30/2012	9.92	0.74	1.41	2.15	(0.01)	2.14	(0.68)	(0.68)
04/30/2011	10.67	0.80	(0.84)	(0.04)	(0.03)	(0.07)	(0.68)	(0.68)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(b) in the Notes to Financial Statements for more information.
(c)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(e)	Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5 in the Notes to Financial Statements for more information.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (c)	Net Assets Applicable to Common Share holders End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (d)(e)		Ratio of Expenses to Average Net Assets Excluding Waivers (d)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (d)		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers (d)		Ratio of Net Investment Income to Average Net Assets (d)		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$13.12	$15.00	1.07%	$334,686	1.22	%*	1.22	%*	1.21	%*	1.21	%*	7.45	%*	$69,037	15%
13.15	15.38	21.47	334,775	1.25		1.25		1.22		1.22		7.12		69,049	9
12.57	13.58	(8.45)	319,155	1.30		1.30		1.27		1.27		7.74		66,993	15
13.75	16.05	11.96	348,162	1.22		1.23		1.19		1.20		6.99		70,809	9
12.93	15.28	27.20	326,741	1.28		1.35		1.22		1.29		8.42		67,990	18
10.72	12.92	1.54	269,916	1.44		1.44		1.34		1.34		9.43		60,514	15

$14.38	$15.94	5.11%	$267,988	1.25	%*	1.25	%*	1.22	%*	1.22	%*	6.85	%*	$69,664	11%
14.33	15.66	16.08	266,838	1.32		1.32		1.22		1.22		6.67		69,473	11
13.77	14.38	0.61	255,751	1.36		1.36		1.27		1.27		7.55		67,624	21
14.71	15.33	9.96	272,398	1.30		1.31		1.21		1.22		7.17		70,398	12
13.75	14.83	32.94	253,870	1.36		1.43		1.25		1.32		8.63		67,310	9
11.32	11.99	(2.79)	208,147	1.48		1.48		1.34		1.34		9.21		59,689	19

$12.01	$11.60	3.53%	$92,522	1.29	%*	1.29	%*	1.28	%*	1.28	%*	5.88	%*	$74,213	4%
11.92	11.54	7.72	91,832	1.39		1.39		1.31		1.31		5.78		73,847	1
11.20	11.36	(3.21)	86,211	1.46		1.46		1.40		1.40		6.28		70,857	10
12.04	12.52	12.96	92,509	1.36		1.37		1.30		1.31		5.89		74,203	16
11.38	11.73	26.36	87,126	1.37		1.44		1.31		1.38		7.00		71,341	21
9.92	9.89	(5.57)	75,728	1.51		1.51		1.42		1.42		7.70		65,279	29

SEMIANNUAL REPORT	OCTOBER 31, 2015	17

Statements of Assets and Liabilities

(Unaudited)

October 31, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund	PIMCO California Municipal Income Fund	PIMCO New York Municipal Income Fund
Assets:
Investments, at value
Investments in securities	$532,187	$442,684	$146,452
Cash	359	548	390
Receivable for investments sold	40	0	0
Interest receivable	7,706	6,692	1,957
Other assets	67	3	1,861

Total Assets	540,359	449,927	150,660

Liabilities:
Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$13,090	$28,479	$10,495
Payable for investments purchased	0	1,526	0
Distributions payable to common shareholders	2,072	1,435	439
Distributions payable to preferred shareholders	4	3	1
Accrued management fees	322	257	94
Other liabilities	185	239	109

Total Liabilities	15,673	31,939	11,138

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,600, 6,000 and 1,880 shares issued and outstanding, respectively)	190,000	150,000	47,000

Net Assets Applicable to Common Shareholders	$334,686	$267,988	$92,522

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par Value ($0.00001 per share)	$0	$0	$0
Paid in capital	333,437	244,026	97,464
Undistributed net investment income	1,796	13,309	2,175
Accumulated undistributed net realized (loss)	(58,701)	(33,038)	(20,267)
Net unrealized appreciation	58,154	43,691	13,150
	$334,686	$267,988	$92,522

Common Shares Issued and Outstanding	25,505	18,639	7,705

Net Asset Value Per Common Share	$13.12	$14.38	$12.01

Cost of investments in securities	$474,197	$397,977	$133,636

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended October 31, 2015 (Unaudited)
(Amounts in thousands)	PIMCO Municipal Income Fund	PIMCO California Municipal Income Fund	PIMCO New York Municipal Income Fund

Investment Income:
Interest	$14,436	$10,771	$3,302
Total Income	14,436	10,771	3,302

Expenses:
Management fees	1,849	1,473	538
Auction agent fees and commissions	153	120	38
Trustee fees and related expenses	18	18	6
Interest expense	19	37	5
Auction rate preferred shares related expenses	8	7	7
Total Expenses	2,047	1,655	594

Net Investment Income	12,389	9,116	2,708

Net Realized Gain:
Investments in securities	157	594	296

Net Realized Gain	157	594	296

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(618)	(158)	356

Net Change in Unrealized Appreciation (Depreciation)	(618)	(158)	356

Net Increase in Net Assets Resulting from Operations	11,928	9,552	3,360

Distributions on Preferred Shares from Net Investment Income	(147)	(117)	(35)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$11,781	$9,435	$3,325

SEMIANNUAL REPORT	OCTOBER 31, 2015	19

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund
(Amounts in thousands†)	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$12,389	$23,709
Net realized gain (loss)	157	(1,080)
Net change in unrealized appreciation (depreciation)	(618)	17,051
Net increase in net assets resulting from operations	11,928	39,680
Dividends on preferred shares from net investment income	(147)	(211)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	11,781	39,469

Distributions to Common Shareholders**:
From net investment income	(12,425)	(24,797)

Total Distributions to Common Shareholders (a)	(12,425)	(24,797)

Common Share Transactions**:
Issued as reinvestment of distributions	555	948

Total Increase (Decrease) in Net Assets	(89)	15,620

Net Assets Applicable to Common Shareholders:
Beginning of period	334,775	319,155
End of period*	$334,686	$334,775

* Including undistributed net investment income of:	$1,796	$1,979

** Common Share Transactions:
Shares issued as reinvestment of distributions	41	68

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Determined in accordance with federal income tax regulations, see Note 2(b) in the Notes to Financial Statements for more information.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund		PIMCO New York Municipal Income Fund
Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

$9,116	$17,678	$2,708	$5,247
594	455	296	0
(158)	9,666	356	5,582
9,552	27,799	3,360	10,829
(117)	(165)	(35)	(54)

9,435	27,634	3,325	10,775

(8,607)	(17,183)	(2,635)	(5,269)

(8,607)	(17,183)	(2,635)	(5,269)

322	636	0	115

1,150	11,087	690	5,621

266,838	255,751	91,832	86,211
$267,988	$266,838	$92,522	$91,832

$13,309	$12,917	$2,175	$2,137

22	45	0	10

SEMIANNUAL REPORT	OCTOBER 31, 2015	21

Schedule of Investments PIMCO Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.0%

MUNICIPAL BONDS & NOTES 157.5%

ALABAMA 4.4%
Huntsville-Redstone Village Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2007
5.500% due 01/01/2028	$250	$251
5.500% due 01/01/2043	885	869
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	15,000	10,247
6.500% due 10/01/2053	3,000	3,433

		14,800

ALASKA 1.2%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	900	252
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	3,280	3,898

		4,150

ARIZONA 3.9%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,750	2,713
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.500% due 01/01/2038	2,050	2,199
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	823
Maricopa County, Arizona Pollution Control Corp. Revenue Bonds, Series 2000
5.000% due 06/01/2035	1,500	1,663
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (d)	5,000	5,499

		12,897

ARKANSAS 0.6%
Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2036 (b)	5,500	2,154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 25.1%
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2034	$2,875	$3,246
5.000% due 10/01/2042	3,255	3,627
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	10,000	11,147
Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	7,000	7,724
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	2,000	2,274
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,748
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,335	1,696
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	700	757
5.000% due 06/01/2037	1,200	1,274
California State General Obligation Bonds, Series 2008
5.125% due 08/01/2036	2,300	2,533
5.250% due 03/01/2038	1,250	1,363
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	3,200	3,724
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	1,900	2,216
5.500% due 03/01/2040	500	580
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,310	2,726
6.750% due 02/01/2038	8,485	9,947
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	845	901
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,097
6.500% due 11/01/2021	515	563
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	3,000	3,438
Los Angeles Community College District, California General Obligation Bonds, (FGIC Insured), Series 2007
5.000% due 08/01/2032	5,300	5,712

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	$2,000	$2,574
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	4,175	4,658
Orange County, California Airport Revenue Bonds, Series 2009
5.250% due 07/01/2039	5,000	5,481
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,783
Whittier Union High School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2025 (b)	2,000	1,329

		84,118

COLORADO 1.0%
Denver Health & Hospital Authority, Colorado Revenue Bonds, Series 2010
5.625% due 12/01/2040	450	491
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	668
Regional Transportation District, Colorado Certificates of Participation Bonds, Series 2010
5.375% due 06/01/2031	400	452
University of Colorado Revenue Bonds, Series 2009
5.375% due 06/01/2038	1,500	1,731

		3,342

CONNECTICUT 2.4%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	5,000	5,353
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	2,500	2,655

		8,008

DISTRICT OF COLUMBIA 1.1%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	2,500	2,899
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.250% due 05/15/2024	695	700

		3,599

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 3.3%
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (d)	$4,000	$4,513
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	260	285
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (d)	3,900	4,267
Lee County Industrial Development Authority, Florida Revenue Bonds, Series 2007
5.375% due 06/15/2037	500	506
Miami-Dade County, Florida School Board Foundation, Inc. Certificates of Participation Bonds, (AGC Insured), Series 2009
5.375% due 02/01/2034	1,250	1,380

		10,951

GEORGIA 3.5%
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	2,300	2,313
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	9,000	9,405

		11,718

ILLINOIS 9.7%
Chicago, Illinois General Obligation Bonds, Series 2003
5.500% due 01/01/2034	1,750	1,816
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,400	2,445
Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	6,700	6,882
5.500% due 01/01/2034	2,300	2,387
Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2028	2,000	2,089
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (d)	5,000	5,613
7.125% due 11/15/2037	400	487
Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	7,000	7,763
Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2015
5.000% due 06/15/2052	1,000	1,033

See Accompanying Notes	SEMIANNUAL REPORT	OCTOBER 31, 2015	23

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springfield, Illinois Electric Revenue Bonds, Series 2008
5.000% due 03/01/2036	$1,900	$1,985

		32,500

INDIANA 2.4%
Indiana Finance Authority Revenue Bonds, Series 2009
6.000% due 08/01/2039	1,500	1,718
Indiana Finance Authority Revenue Bonds, Series 2012
5.000% due 06/01/2032	3,000	3,168
Indiana Municipal Power Agency Revenue Bonds, Series 2009
6.000% due 01/01/2039	1,000	1,125
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,720	2,023

		8,034

IOWA 2.6%
Iowa Finance Authority Revenue Bonds, Series 2007
6.750% due 11/15/2037	3,500	3,654
6.750% due 11/15/2042	1,500	1,564
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	1,000	1,090
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	532	3
2.700% due 11/15/2046 ^	2,836	2,556

		8,867

KANSAS 0.6%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	1,000	1,140
Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^	849	170
Manhattan, Kansas Revenue Bonds, Series 2007
5.125% due 05/15/2042	650	651

		1,961

KENTUCKY 0.3%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	1,000	1,145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 1.7%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, (ACA Insured), Series 2000
6.550% due 09/01/2025	$1,680	$1,880
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	750	869
6.500% due 11/01/2035	400	471
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,387

		5,607

MARYLAND 0.7%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	1,500	1,643
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	650	720

		2,363

MASSACHUSETTS 0.9%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.000% due 07/01/2042	750	831
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (b)	103	1
6.250% due 11/15/2039	388	367
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	1,500	1,699

		2,898

MICHIGAN 0.9%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	1,500	1,336
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	1,500	1,806

		3,142

MINNESOTA 0.7%
St Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	1,500	1,754

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	$500	$516

		2,270

MISSOURI 0.4%
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2026	1,000	1,034
Lee’s Summit, Missouri Tax Allocation Bonds, Series 2011
5.625% due 10/01/2023	265	265

		1,299

NEVADA 6.1%
Clark County, Nevada General Obligation Bonds, (AGM Insured), Series 2006
4.750% due 06/01/2030	5,000	5,125
Clark County, Nevada General Obligation Bonds, Series 2006
4.750% due 11/01/2035 33(d)	5,230	5,348
Washoe County, Nevada General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 01/01/2035	9,755	9,830

		20,303

NEW JERSEY 12.0%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	2,000	2,250
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	16,550	18,898
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	500	590
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,278
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,000	2,219
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	12,100	9,801
5.000% due 06/01/2041	5,000	4,038

		40,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 2.4%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	$1,000	$1,098
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2009
5.000% due 08/01/2039	6,400	6,975

		8,073

NEW YORK 20.5%
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	15,500	17,103
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,407
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	1,137	136
6.700% due 01/01/2049	3,150	3,103
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	3,000	3,350
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	10,000	11,826
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,000	3,642
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	11,186
5.000% due 11/15/2044	10,000	10,963
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	3,500	4,019

		68,735

OHIO 8.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	1,000	895
5.875% due 06/01/2047	9,000	7,729
6.500% due 06/01/2047	10,000	9,326
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,000	1,071
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,441

See Accompanying Notes	SEMIANNUAL REPORT	OCTOBER 31, 2015	25

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio State Water Development Authority Revenue Bonds, Series 2005
4.000% due 01/01/2034	$2,500	$2,558

		27,020

OREGON 0.9%
Oregon Department of Administrative Services State Certificates of Participation Bonds, Series 2009
5.250% due 05/01/2039	600	669
Oregon Health & Science University Revenue Bonds, Series 2009
5.750% due 07/01/2039	2,000	2,304

		2,973

PENNSYLVANIA 8.0%
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	1,960	1,484
Geisinger Authority, Pennsylvania Revenue Bonds, Series 2009
5.250% due 06/01/2039	5,000	5,500
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	750	776
6.375% due 07/01/2030	85	88
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	1,100	1,250
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 03/01/2040	350	375
6.000% due 07/01/2043	500	523
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	2,000	2,158
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	5,000	5,413
5.625% due 07/01/2042	1,000	1,073
Philadelphia, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2008
5.250% due 12/15/2032	7,000	7,672
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	546

		26,858

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RHODE ISLAND 0.3%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	$1,000	$1,010

SOUTH CAROLINA 4.2%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	450	458
South Carolina State Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	2,200	2,442
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,526
5.500% due 12/01/2053	5,000	5,542

		13,968

TENNESSEE 3.5%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	5,000	5,783
5.250% due 09/01/2024	5,000	5,943

		11,726

TEXAS 15.5%
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,200	1,344
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	5,500	5,978
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Notes, Series 2009
8.081% due 02/01/2017 (e)	1,000	1,240
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.601% due 10/01/2031 (e)	600	808
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	4,200	4,673
5.500% due 12/15/2038	4,200	4,721
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	6,050	6,631
5.750% due 01/01/2033	600	664
North Texas Tollway Authority Revenue Bonds, Series 2009
5.250% due 01/01/2044	3,000	3,233

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	$2,750	$2,935
5.500% due 09/01/2041	600	705
San Juan Higher Education Finance Authority, Texas Revenue Bonds, Series 2010
6.700% due 08/15/2040	250	291
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	4,000	4,628
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	3,500	4,124
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	6,500	7,893
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.875% due 12/01/2036	400	428
Uptown Development Authority, Texas Tax Allocation Bonds, Series 2009
5.500% due 09/01/2029	1,000	1,082
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	581

		51,959

UTAH 2.4%
Salt Lake County, Utah Revenue Bonds, (AMBAC Insured), Series 2001
5.125% due 02/15/2033	7,000	8,041

VIRGINIA 1.0%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,124
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	1,985	2,092

		3,216

WASHINGTON 4.7%
JPMorgan Chase Putters/Drivers Trust, Washington General Obligation Bonds, Series 2009
11.833% due 08/01/2028 (e)	6,670	8,811
Washington Health Care Facilities Authority Revenue Bonds, (AGC Insured), Series 2008
6.000% due 08/15/2039	700	826
Washington Health Care Facilities Authority Revenue Bonds, Series 2007
6.125% due 08/15/2037	2,000	2,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	$250	$302
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	3,600	3,385
Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	230	231

		15,695

WEST VIRGINIA 0.3%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	955	1,022

WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	500	591

Total Municipal Bonds & Notes (Cost $469,098)		527,087

SHORT-TERM INSTRUMENTS 1.5%

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.142% due 01/04/2016	100	100
Freddie Mac
0.172% due 02/04/2016	100	100

		200

U.S. TREASURY BILLS 1.4%
0.128% due 01/21/2016 (a)	4,900	4,900

Total Short-Term Instruments (Cost $5,099)		5,100

Total Investments in Securities (Cost $474,197)		532,187

Total Investments 159.0% (Cost $474,197)		$532,187

Preferred Shares (56.8%)		(190,000)

Other Assets and Liabilities, net (2.2%)		(7,501)

Net Assets Applicable to Common Shareholders 100.0%		$334,686

See Accompanying Notes	SEMIANNUAL REPORT	OCTOBER 31, 2015	27

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Security becomes interest bearing at a future date.
(d)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.
(e)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on October 31, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$14,800	$0	$14,800
Alaska	0	4,150	0	4,150
Arizona	0	12,897	0	12,897
Arkansas	0	2,154	0	2,154
California	0	84,118	0	84,118
Colorado	0	3,342	0	3,342
Connecticut	0	8,008	0	8,008
District of Columbia	0	3,599	0	3,599
Florida	0	10,951	0	10,951
Georgia	0	11,718	0	11,718
Illinois	0	32,500	0	32,500
Indiana	0	8,034	0	8,034
Iowa	0	8,867	0	8,867
Kansas	0	1,961	0	1,961
Kentucky	0	1,145	0	1,145
Louisiana	0	5,607	0	5,607
Maryland	0	2,363	0	2,363
Massachusetts	0	2,898	0	2,898
Michigan	0	3,142	0	3,142
Minnesota	0	2,270	0	2,270
Missouri	0	1,299	0	1,299
Nevada	0	20,303	0	20,303
New Jersey	0	40,074	0	40,074
New Mexico	0	8,073	0	8,073
New York	0	68,735	0	68,735
Ohio	0	27,020	0	27,020
Oregon	0	2,973	0	2,973
Pennsylvania	0	26,858	0	26,858
Rhode Island	0	1,010	0	1,010
South Carolina	0	13,968	0	13,968
Tennessee	0	11,726	0	11,726

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

October 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Texas	$0	$51,959	$0	$51,959
Utah	0	8,041	0	8,041
Virginia	0	3,216	0	3,216
Washington	0	15,695	0	15,695
West Virginia	0	1,022	0	1,022
Wisconsin	0	591	0	591
Short-Term Instruments
Short-Term Notes	0	200	0	200
U.S. Treasury Bills	0	4,900	0	4,900

Total Investments	$0	$532,187	$0	$532,187

There were no significant transfers between Levels 1, 2, or 3 during the period ended October 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	OCTOBER 31, 2015	29

Schedule of Investments PIMCO California Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.2%

MUNICIPAL BONDS & NOTES 158.3%

ALABAMA 0.9%
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	$2,000	$2,289

CALIFORNIA 155.0%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	10,000	11,033
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	1,500	1,462
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2039 (c)	10,200	11,221
5.000% due 10/01/2039 (c)	10,000	11,052
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	1,600	1,653
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	5,050	5,838
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	2,000	2,266
6.000% due 07/01/2039	4,000	4,548
6.500% due 11/01/2038	1,000	1,179
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,450	1,621
7.990% due 11/15/2036 (d)	1,000	1,232
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,131
6.000% due 08/15/2042	2,800	3,262
9.848% due 11/15/2042 (d)	6,000	6,448
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	11,000	12,057
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	3,675	4,013
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	1,300	1,446
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	10,932

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	$2,900	$3,135
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,000	1,270
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.100% due 06/01/2040	2,000	2,194
5.250% due 08/01/2040	1,250	1,329
California State General Obligation Bonds, Series 2006
5.000% due 09/01/2035	5,885	6,087
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	100	106
5.000% due 12/01/2037	3,000	3,243
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	2,000	2,328
6.000% due 11/01/2039	2,000	2,380
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	2,400	2,799
5.500% due 03/01/2040	1,500	1,739
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	7,930
California State General Obligation Bonds, Series 2015
5.000% due 09/01/2032 (a)	1,300	1,525
California State Public Works Board Revenue Bonds, Series 2009
5.000% due 04/01/2034	2,000	2,283
5.750% due 10/01/2030	2,000	2,334
6.000% due 11/01/2034	2,000	2,361
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	1,500	1,748
California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	14,000	16,025
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	2,150	2,156
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,200	3,511
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,870	2,207
6.750% due 02/01/2038	6,875	8,060

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, (NPFGC Insured), Series 2000
5.125% due 07/01/2024	$100	$111
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.250% due 03/01/2045	1,000	1,013
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	900	908
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	845	901
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2040	10,000	10,824
6.250% due 10/01/2039	1,000	1,127
7.500% due 06/01/2042	990	1,080
California Statewide Communities Development Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	2,000	2,330
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,500	12,740
5.125% due 05/15/2031	4,000	4,471
5.375% due 05/15/2038	4,500	5,056
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	5,000	5,730
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.850% due 08/01/2033	350	350
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 08/01/2037	5,000	5,315
Eastern Municipal Water District, California Certificates of Participation Bonds, Series 2008
5.000% due 07/01/2035	6,300	6,884
El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2034	14,425	14,469
Folsom Redevelopment Agency, California Tax Allocation Bonds, Series 2009
5.500% due 08/01/2036	1,000	1,082
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	8,300	7,030
5.750% due 06/01/2047	24,325	22,289
Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	6,000	6,559
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	1,000	1,115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kern County, California Certificates of Participation Bonds, (AGC Insured), Series 2009
5.750% due 08/01/2035	$10,590	$11,919
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	594
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,218
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	5,000	5,498
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.375% due 07/01/2034 (c)	3,000	3,346
5.375% due 07/01/2038 (c)	14,000	7,768
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	4,100	4,644
5.000% due 07/01/2043	5,000	5,609
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,650	4,110
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2029 (c)	10,000	11,325
5.000% due 01/01/2034 (c)	8,500	9,529
5.300% due 01/01/2034	250	283
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	18,845	25,604
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	700	762
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,395
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,000	2,208
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,119
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,765
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	3,285	3,664
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	650	730
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,804

See Accompanying Notes	SEMIANNUAL REPORT	OCTOBER 31, 2015	31

Schedule of Investments PIMCO California Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Jose, California Special Assessment Bonds, Series 2001
5.600% due 09/02/2017	$230	$236
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2031	2,315	2,696
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,200	1,337
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	3,500	3,818
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,300	1,481
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	800	723
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	6,300	6,673
Turlock, California Certificates of Participation Bonds, Series 2007
5.500% due 10/15/2037	2,000	2,191
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,760
Westlake Village, California Certificates of Participation Bonds, Series 2009
5.000% due 06/01/2039	1,000	1,028

		415,365

ILLINOIS 2.4%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,000	2,037

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	$4,400	$4,496

		6,533

Total Municipal Bonds & Notes (Cost $379,481)		424,187

SHORT-TERM INSTRUMENTS 6.9%

SHORT-TERM NOTES 4.4%
Federal Home Loan Bank
0.096% due 01/08/2016	2,850	2,850
0.112% due 01/06/2016 - 01/15/2016	9,050	9,048

		11,898

U.S. TREASURY BILLS 2.5%
0.138% due 01/21/2016 - 01/28/2016 (b)	6,600	6,599

Total Short-Term Instruments (Cost $18,496)		18,497

Total Investments in Securities (Cost $397,977)		442,684

Total Investments 165.2% (Cost $397,977)		$442,684

Preferred Shares (56.0%)		(150,000)

Other Assets and Liabilities, net (9.2%)		(24,696)

Net Assets Applicable to Common Shareholders 100.0%		$267,988

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.
(d)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on October 31, 2015.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

October 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,289	$0	$2,289
California	0	415,365	0	415,365
Illinois	0	6,533	0	6,533
Short-Term Instruments
Short-Term Notes	0	11,898	0	11,898
U.S. Treasury Bills	0	6,599	0	6,599

Total Investments	$0	$442,684	$0	$442,684

There were no significant transfers between Levels 1, 2, or 3 during the period ended October 31, 2015.

See Accompanying Notes	SEMIANNUAL REPORT	OCTOBER 31, 2015	33

Schedule of Investments PIMCO New York Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.3%

MUNICIPAL BONDS & NOTES 153.4%

ILLINOIS 2.6%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	$885	$901
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	1,500	1,533

		2,434

NEW YORK 147.9%
Build NYC Resource Corp., New York Revenue Bonds, Series 2014
5.000% due 06/01/2043	820	912
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	3,000	3,310
5.750% due 02/15/2047	4,000	4,552
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	4,500	5,090
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2042	2,000	2,226
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2043	1,000	1,115
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	433	52
6.700% due 01/01/2049	1,200	1,182
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,230	1,068
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,307
New York City, New York Health & Hospital Corp. Revenue Bonds, Series 2010
5.000% due 02/15/2030	3,500	3,843
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	900	1,027
7.000% due 03/01/2049	3,200	3,765
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.250% due 01/15/2039	5,000	5,550

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (b)	$5,000	$5,280
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2040	2,500	2,789
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	2,500	2,804
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (b)	11,410	13,493
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,925	2,337
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	6,150	6,841
6.375% due 07/15/2049	1,500	1,704
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	2,000	2,237
5.750% due 11/15/2051	6,000	6,851
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,900	1,923
New York State Dormitory Authority Revenue Bonds, (AGC Insured), Series 2009
5.125% due 07/01/2039	1,000	1,090
New York State Dormitory Authority Revenue Bonds, Series 2008
4.500% due 07/01/2035	2,500	2,578
5.000% due 07/01/2038	1,500	1,665
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,107
5.125% due 07/01/2039	1,300	1,488
5.500% due 03/01/2039	1,800	2,037
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2035	500	566
5.500% due 07/01/2040	1,250	1,435
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,199
5.500% due 07/01/2036	1,000	1,167
6.000% due 07/01/2040	1,225	1,418
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	1,350	1,530
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	1,000	1,158

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

(Unaudited)

October 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 07/01/2034	$1,000	$1,121
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2037	2,000	2,253
5.000% due 01/01/2042	3,645	4,059
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (b)	1,800	2,005
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	600	687
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	1,000	1,164
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (b)	3,000	3,334
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	3,000	3,341
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
4.625% due 09/01/2026	5,860	6,511
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	4,000	4,053
5.000% due 06/01/2034	3,000	2,867
5.125% due 06/01/2042	2,205	2,049
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	910	1,043
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	200	210
Yonkers Industrial Development Agency, New York Revenue Bonds, Series 2001
6.000% due 06/01/2041	400	445

		136,838

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 2.9%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	$2,875	$2,681

Total Municipal Bonds & Notes (Cost $129,138)		141,953

SHORT-TERM INSTRUMENTS 4.9%

SHORT-TERM NOTES 3.4%
Federal Home Loan Bank
0.142% due 01/04/2016	100	100
Freddie Mac
0.172% due 01/28/2016	3,000	2,999

		3,099

U.S. TREASURY BILLS 1.5%
0.134% due 01/21/2016 - 02/04/2016 (a)	1,400	1,400

Total Short-Term Instruments (Cost $4,498)		4,499

Total Investments in Securities (Cost $133,636)		146,452

Total Investments 158.3% (Cost $133,636)		$146,452

Preferred Shares (50.8%)		(47,000)

Other Assets and Liabilities, net (7.5%)		(6,930)

Net Assets Applicable to Common Shareholders 100.0%		$92,522

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(a) in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	OCTOBER 31, 2015	35

Schedule of Investments PIMCO New York Municipal Income Fund (Cont.)

(Unaudited)

October 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Illinois	$0	$2,434	$0	$2,434
New York	0	136,838	0	136,838
Ohio	0	2,681	0	2,681
Short-Term Instruments
Short-Term Notes	0	3,099	0	3,099
U.S. Treasury Bills	0	1,400	0	1,400

Total Investments	$0	$146,452	$0	$146,452

There were no significant transfers between Levels 1, 2, or 3 during the period ended October 31, 2015.

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

October 31, 2015

1. ORGANIZATION

PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund, (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on May 9, 2001, May 10, 2001 and May 10, 2001, respectively, as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO New York Municipal Income Fund is classified as a non-diversified fund and PIMCO California Municipal Income Fund and PIMCO Municipal Income Fund are classified as diversified funds. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions — Common Shares  The Funds intend to declare distributions from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that

SEMIANNUAL REPORT	OCTOBER 31, 2015	37

Notes to Financial Statements (Cont.)

give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(c) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued ASU 2014-11, which expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

38	PIMCO CLOSED-END FUNDS

(Unaudited)

October 31, 2015

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers, or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Funds (the “Board”) or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith

SEMIANNUAL REPORT	OCTOBER 31, 2015	39

Notes to Financial Statements (Cont.)

by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

40	PIMCO CLOSED-END FUNDS

(Unaudited)

October 31, 2015

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the

SEMIANNUAL REPORT	OCTOBER 31, 2015	41

Notes to Financial Statements (Cont.)

Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Tender Option Bond Transactions  Certain Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a Fund sells or causes the sale of, a fixed-rate municipal bond (“Fixed Rate Bond”) to a tender option bond trust (“TOB Trust”) that issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”). A Fund simultaneously, or within a short period of time, purchases the TOB Residual issued by the TOB Trust. The TOB Floater is sold to third-party investors. The cash received by the TOB Trust from the sale of the TOB Floater and TOB Residual, less transaction expenses, is paid to the Fund that sold the Fixed Rate Bond to the TOB Trust. A Fund may then invest this cash in additional securities, generating leverage for the Fund.

42	PIMCO CLOSED-END FUNDS

(Unaudited)

October 31, 2015

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB Trust agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, a substantial decline in market value of the Fixed Rate Bond or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. Holders of TOB Floaters typically have the option to tender their TOB Floaters to the TOB Trust for redemption at par at each reset date. In such cases, a remarketing agent is engaged to remarket TOB Floaters so tendered.

The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

The interest rates payable on the TOB Residual purchased by a Fund bear an inverse relationship to the interest rate on the TOB Floater. The TOB Residual is created by dividing the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security and the TOB Residual, which is a long-term security. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation of the underlying Fixed Rate Bond’s value. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules

SEMIANNUAL REPORT	OCTOBER 31, 2015	43

Notes to Financial Statements (Cont.)

effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of tender option bond trusts; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. At this time, the full impact of these rules is not certain, however, in response to these rules, industry participants have begun to explore various structuring alternatives for existing and new trusts. For example, under a new tender option bond structure, a Fund would structure and sponsor a tender option bond trust. As a result, a Fund would be required to assume certain responsibilities and risks as the sponsor of the tender option bond trust. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs.

PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, and PIMCO New York Municipal Income Fund had average leverage outstanding from the use of tender option bond transactions during the period ended October 31, 2015 of (in thousands) $13,063, $28,433, and $10,477 at weighted average interest rates of 0.29%, 0.25%, 0.09%, respectively.

6. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed

44	PIMCO CLOSED-END FUNDS

(Unaudited)

October 31, 2015

income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions

SEMIANNUAL REPORT	OCTOBER 31, 2015	45

Notes to Financial Statements (Cont.)

by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

Management Fee  Pursuant to an Investment Management Agreement with PIMCO (the “Agreement”), subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.705% of PIMCO Municipal Income Fund’s average daily net asset value, including daily net assets

46	PIMCO CLOSED-END FUNDS

(Unaudited)

October 31, 2015

attributable to any preferred shares that may be outstanding, 0.705% of PIMCO California Municipal Income Fund’s average daily net asset value, including daily net assets attributable to any preferred shares that may be outstanding and 0.770% of PIMCO New York Municipal Fund’s average daily net asset value, including daily net assets attributable to any preferred shares that may be outstanding.

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management (“AGIFM”), serves as investment adviser.

SEMIANNUAL REPORT	OCTOBER 31, 2015	47

Notes to Financial Statements (Cont.)

Each Independent Trustee receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such fund’s relative net assets.

8. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended October 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Municipal Income Fund	$6,212	$0
PIMCO California Municipal Income Fund	0	9,496
PIMCO New York Municipal Income Fund	0	1,192

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves

48	PIMCO CLOSED-END FUNDS

(Unaudited)

October 31, 2015

correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended October 31, 2015, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Municipal Income Fund	$0	$0	$77,206	$79,514
PIMCO California Municipal Income Fund	0	0	47,066	61,099
PIMCO New York Municipal Income Fund	0	0	5,118	9,131

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the period ended October 31, 2015, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of October 31, 2015

PIMCO Municipal Income Fund
Series A	1,520	0.213%	0.122%	0.133%
Series B	1,520	0.213%	0.070%	0.133%
Series C	1,520	0.243%	0.077%	0.133%
Series D	1,520	0.243%	0.099%	0.133%
Series E	1,520	0.243%	0.110%	0.155%

PIMCO California Municipal Income Fund
Series A	2,000	0.213%	0.122%	0.133%
Series B	2,000	0.243%	0.077%	0.133%
Series C	2,000	0.243%	0.110%	0.155%

PIMCO New York Municipal Income Fund
Series A	1,880	0.213%	0.077%	0.133%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could

SEMIANNUAL REPORT	OCTOBER 31, 2015	49

Notes to Financial Statements (Cont.)

trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” equal to 110% multiplied by the higher of the 30-day “AA” Composite Commercial Paper Rate or the Taxable Equivalent of the Short-Term Municipal Obligations Rate — defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (defined as the maximum marginal regular Federal individual income tax rate applicable to an individual’s or a corporation’s ordinary income, whichever is greater). As of October 31, 2015, the current multiplier for calculating the maximum rate is 110%. The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for each Fund’s common shareholders could be adversely affected.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage- backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

50	PIMCO CLOSED-END FUNDS

(Unaudited)

October 31, 2015

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of October 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of April 30, 2015, the Funds had the following post-effective capital losses with no expiration:

Fund Name	Short-Term	Long-Term
PIMCO Municipal Income Fund	$4,077	$1,244
PIMCO California Municipal Income Fund	10,337	—
PIMCO New York Municipal Income Fund	488	76

As of October 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation) (1)
PIMCO Municipal Income Fund	$474,447	$62,428	$(4,688)	$57,740
PIMCO California Municipal Income Fund	397,977	44,950	(243)	44,707
PIMCO New York Municipal Income Fund	133,636	13,294	(478)	12,816

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

SEMIANNUAL REPORT	OCTOBER 31, 2015	51

Notes to Financial Statements (Cont.)

(Unaudited)

October 31, 2015

On November 2, 2015, the following distributions were declared to common shareholders payable November 12, 2015, to shareholders of record on December 1, 2015:

PIMCO Municipal Income Fund	$0.08125 per common share
PIMCO California Municipal Income Fund	$0.07700 per common share
PIMCO New York Municipal Income Fund	$0.05700 per common share

On December 1, 2015, the following distributions were declared to common shareholders payable January 4, 2016, to shareholders of record on December 11, 2015:

PIMCO Municipal Income Fund	$0.08125 per common share
PIMCO California Municipal Income Fund	$0.07700 per common share
PIMCO New York Municipal Income Fund	$0.05700 per common share

There were no other subsequent events identified that require recognition or disclosure.

52	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.	FGIC	Financial Guaranty Insurance Co.
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration
AGM	Assured Guaranty Municipal	IBC	Insured Bond Certificate
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.

SEMIANNUAL REPORT	OCTOBER 31, 2015	53

Changes to Portfolio Managers

(Unaudited)

Effective August 20, 2015, David Hammer joined Joseph Deane as co-Portfolio Manager of each of PIMCO California Municipal Income Fund, PIMCO Municipal Income Fund and PIMCO New York Municipal Income Fund.

Mr. Hammer is an Executive Vice President and Municipal Bond Portfolio Manager based in New York. He first joined PIMCO in 2012 as a Senior Vice President. In 2014, he joined Morgan Stanley as Managing Director, Head of Municipal Trading and Research, responsible for institutional and retail municipal trading, risk management and municipal credit research. Mr. Hammer re-joined PIMCO in 2015. Prior to first joining PIMCO in 2012, he was an Executive Director at Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group. Mr. Hammer holds a Bachelor’s Degree from Syracuse University.

54	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective October 6, 2015, each of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (each a “Fund” and together the “Funds”) rescinded the following non-fundamental investment policy:

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Fund and may be amended by the Trustees without the approval of shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

Effective October 6, 2015, each Fund adopted the following non-fundamental investment policy:

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees/directors. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Fund’s Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Fund within seven days. These policies are not fundamental policies of the Funds and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

SEMIANNUAL REPORT	OCTOBER 31, 2015	55

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement

At an in-person meeting held on June 2, 2015 (the “Approval Meeting”), the Board of Trustees of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”) and PIMCO New York Municipal Income Fund (“PNF”) (each a “Fund and, collectively, the “Funds”) (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Act) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on September 5, 2015. For purposes of the annual contract review process, the Independent Trustees designated one Independent Trustee to lead the process on their behalf (the “Lead Independent Trustee”). Prior to the Approval Meeting, the Independent Trustees or the Lead Independent Trustee, on April 3, April 8, April 16 and April 30, 2015, participated in conference calls and in-person meetings with members of management and PIMCO personnel. In addition, in each case, on April 3, April 8, April 16 and April 30, 2015, counsel to the Independent Trustees (“Independent Counsel”) also participated to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On May 8, 2015, PIMCO provided materials to the Independent Trustees for their consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement. On May 19, 2015, the Lead Independent Trustee met with PIMCO to discuss certain aspects of those materials.

On May 22, 2015, the Independent Trustees held a meeting via conference call (collectively with the April 3, April 8, April 16, April 30 and May 19, 2015 meetings and the Approval Meeting, the “Contract Renewal Meetings”), at which they gave preliminary consideration to the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Independent Trustees also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel. Following the May 22 meeting, the Independent Trustees requested certain follow-up information from PIMCO, which PIMCO provided in connection with the Approval Meeting.

At the Approval Meeting, PIMCO presented certain additional supplemental information to the Independent Trustees regarding the Funds and responded either orally or in writing to various follow-up questions and requests from the Independent Trustees. Following the presentation, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Lipper

56	PIMCO CLOSED-END FUNDS

(Unaudited)

Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and, with respect to each Fund, the performance of an applicable benchmark index, if any, (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds identified by Lipper (the “Lipper expense group”) as well as of a larger sample of comparable funds identified by Lipper (the “Lipper expense universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2014, based on its role as sub-adviser to the Funds prior to September 5, 2014 and as investment manager to the Funds from September 5, 2014 through December 31, 2014, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) a comparison of each Fund’s annualized total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under the unified fee arrangements (the “Unified Fee Arrangements”) for the period from September 6, 2014 to December 31, 2014 with each Fund’s annualized total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under its prior investment management agreement with Allianz Global Investors Fund Management LLC (“AGIFM”) for the period from January 1, 2014 to September 5, 2014, (x) a summary composite of each Fund’s management fees, total expense ratio as a percentage of average net assets attributable to common shares and performance information presented relative to the median performance and expense ratio of the Fund’s Lipper performance universe and Lipper expense universe, respectively (the “Fund Scoring Summary”), (xi) fact cards for each Fund that included comparisons of each Fund’s total expense ratio based on average net assets and average managed assets (excluding interest and borrowing expenses) relative to its Lipper expense group, and (xii) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees also took into account that the Funds’ current fee and expense arrangements were closely reviewed in 2014 in connection with the proposed transition from AGIFM to PIMCO as the Funds’ investment manager, and that the Agreement had been approved by the shareholders of each Fund at special shareholder meetings in 2014.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the

SEMIANNUAL REPORT	OCTOBER 31, 2015	57

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement (Cont.)

investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper expense group and Lipper expense universe for each Fund. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the Unified Fee Arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ Unified Fee Arrangements cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups and Lipper expense universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its Unified Fee Arrangement was above the median contractual management fee of the other funds in its Lipper expense group, calculated both on average net assets and on average total managed assets. However, in this regard, the Trustees took into account that each Fund’s Unified Fee Arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of other funds in the Lipper expense groups, which generally do not have a unified fee structure and bear Operating Expenses directly and in

58	PIMCO CLOSED-END FUNDS

(Unaudited)

addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the Unified Fee Arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to fee and expense structures, such as the structure in place for the Funds prior to September 6, 2014, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) can vary significantly over time. The Trustees also considered that the Unified Fee Arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses). In this regard, the Trustees noted that PIMCO has already borne significant costs that would have otherwise been borne directly by the Funds, such as the costs associated with aligning the Funds’ fiscal year ends.

The Trustees noted that each Fund’s total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under the investment management agreement with AGIFM from January 1, 2014 to September 5, 2014 (presented on a pro forma, annualized basis) was generally similar to the total expense ratio (excluding interest and borrowing expenses) under the Unified Fee Arrangements with PIMCO from September 6, 2014 to December 31, 2014 (presented on a pro forma, annualized basis).

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2014. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses and performance against those of its Lipper performance universe and Lipper expense universe by identifying a Fund’s ranking among its Lipper performance universe and Lipper expense universe as above-median or below median with respect to various fee/expense categories (management fees and total expenses) and performance periods (one-year, three-year and five-year), as well as averages of such rankings for each Fund. In addition, the Trustees also reviewed fact cards for each Fund that included comparisons of each Fund’s total expense ratio based on average net assets (excluding interest and borrowing expenses) and average managed assets (excluding interest and borrowing expenses) relative to its Lipper expense group.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

SEMIANNUAL REPORT	OCTOBER 31, 2015	59

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement (Cont.)

PMF

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of twelve funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $138.2 million to $556.3 million, and that seven of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which included seventy-five funds.

PCQ

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $97.4 million to $606.3 million, and that three of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which included eighteen funds.

60	PIMCO CLOSED-END FUNDS

(Unaudited)

PNF

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and fourth quintile performance for the ten-year period ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $67.5 million to $136.7 million, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense universe, which included twenty-one funds.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, including any similar open-end funds. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by any open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend.

The Trustees also took into account that the Funds have Preferred Shares outstanding, which increases the amount of management fees payable by the Funds under the Agreement (because each Fund’s fees are calculated on net assets including assets attributable to preferred shares outstanding). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive may be greater under the Unified Fee Arrangements because the contractual management fee rates under the Unified Fee Agreements are higher for each Fund than the Fund’s management fee would otherwise be if it did not cover the Fund’s Operating Expenses — i.e., in comparison to their non-unified management fee rates in place prior to September 6, 2014. Therefore, the total

SEMIANNUAL REPORT	OCTOBER 31, 2015	61

Matters Relating to the Trustees’ Consideration of the Annual

Renewal of the Investment Management Agreement (Cont.)

fees paid by each Fund to PIMCO under the Unified Fee Arrangements will vary more with increases and decreases in applicable leverage incurred by a Fund than under its prior non-unified fee arrangement, all things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) information regarding the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2014 for serving as the Funds’ sub-adviser from January 1, 2014 through the close of business on September 5, 2014, and for serving as the Funds’ investment manager from September 6, 2014 through December 31, 2014; and (ii) a comparison of the estimated pro forma profitability for the one-year period ended December 31, 2014 previously provided to the Board in connection with the initial approval of the Agreement, which assumed that PIMCO served as the Funds’ investment manager for the entire one-year period, against the estimated profitability to PIMCO during calendar year 2014. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees and, as closed-end investment companies, the Funds did not at the time of the review intend to raise additional assets, so the assets of the Funds were expected to grow (if at all) principally through the investment performance of each Fund and/or the increased use of leverage. The Trustees also considered that the Unified Fee Arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ Unified Fee Arrangements, funds with “pass-through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the Unified Fee Arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

62	PIMCO CLOSED-END FUNDS

(Unaudited)

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

SEMIANNUAL REPORT	OCTOBER 31, 2015	63

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund.

CEF4005SAR_103115

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of December 28, 2015, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO New York Municipal Income Fund (the “Fund”):

Joseph Deane

Mr. Deane has been the portfolio manager for the Fund since July 2011. Mr. Deane is an executive vice president in the New York office and head of municipal bond portfolio management. Prior to joining PIMCO in 2011, he was co-head of the tax-exempt department at Western Asset (WAMCO). Mr. Deane was previously a managing director and head of tax-exempt investments from 1993-2005 at Smith Barney/Citigroup Asset Management. Earlier in his career, he held senior portfolio management positions with Shearson and E.F. Hutton.

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since August 2015. Mr. Hammer is an executive vice president and municipal bond portfolio manager in the New York office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of October 31, 2015, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joseph Deane	22	5,639.49	0	0.00	12	1,721.61
David Hammer	18	4,430.31	0	0.00	0	0.00

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of October 31, 2015, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•      PIMCO’s pay practices are designed to attract and retain high performers.

•      PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•      PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•      PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - Long-Term Incentive Plan (LTIP) is awarded to a broad set of senior-level professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•      3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•      Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•      Amount and nature of assets managed by the portfolio manager;

•      Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•      Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•      Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•      Contributions to asset retention, gathering and client satisfaction;

•      Contributions to mentoring, coaching and/or supervising; and

•      Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of October 31, 2015:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of October 31, 2015
Joseph Deane	None
David Hammer	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the

Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO New York Municipal Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date:	December 28, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	December 28, 2015